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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 25, 2004
                                                -----------------


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)





        New York                      333-105805               13-3789046
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


        270 Park Avenue
        New York, New York                                      10167
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        (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code  (212) 834-9280
                                                  --------------------


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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

         Attached as exhibits are the Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets, Inc. and Nomura Securities International, Inc. (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through Certificates, Series 2004-PNC1 (the "Offered Certificates").

         The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-105805) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheets by reference in the Registration Statement.

         The Structural and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheets.







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Item 7. Financial Statements and Exhibits.

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                     Description
-----------                     -----------

(99.1) Structural and Collateral Term Sheet prepared by J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets, Inc. and Nomura Securities International, Inc. in connection with certain classes of the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-PNC1.

(99.2) Collateral Term Sheet prepared by J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets, Inc. and Nomura Securities International, Inc. in connection with certain classes of the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-PNC1.



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SIGNATURE
---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 25, 2004


                                                    J.P. MORGAN CHASE COMMERCIAL
                                                    MORTGAGE SECURITIES CORP.



                                                    By: /s/ Mark Levine
                                                       -------------------------
                                                       Name: Mark Levine
                                                       Title: Vice President





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                                INDEX TO EXHIBITS



                                                                Paper (P) or
Exhibit No.        Description                                  Electronic (E)
-----------        -----------                                  --------------

(99.1)             Structural and Collateral Term Sheet                E
                   prepared by J.P. Morgan Securities Inc.,
                   Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated, PNC Capital Markets, Inc.
                   and Nomura Securities International, Inc.
                   in connection with certain classes of the J.P. Morgan Chase Commercial Mortgage
                   Securities Corp., Commercial Mortgage
                   Pass-Through Certificates, Series
                   2004-PNC1.

(99.2)             Collateral Term Sheet prepared by J.P.              E
                   Morgan Securities Inc., Merrill Lynch,
                   Pierce, Fenner & Smith Incorporated, PNC
                   Capital Markets, Inc. and Nomura
                   Securities International, Inc. in
                   connection with certain classes of the
                   J.P. Morgan Chase Commercial Mortgage
                   Securities Corp., Commercial Mortgage
                   Pass-Through Certificates, Series
                   2004-PNC1.